Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

           The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: December 20, 2016	BASSWOOD CAPITAL MANAGEMENT, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD PARTNERS, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD ENHANCED LONG SHORT GP, LLC

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD ENHANCED LONG SHORT FUND, LP
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD FINANCIAL FUND, LP
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD FINANCIAL LONG ONLY FUND, LP
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD FINANCIAL FUND, INC.
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD OPPORTUNITY PARTNERS, LP
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BASSWOOD OPPORTUNITY FUND INC.
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	BOULEVARD DIRECT MASTER, LTD.
By: Basswood Capital Management, L.L.C.

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: December 20, 2016	1994 GARDEN STATE, LP

By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: General Partner

Dated: December 20, 2016	/s/ Matthew Lindenbaum
Matthew Lindenbaum

Dated: December 20, 2016	/s/ Bennett Lindenbaum
Bennett Lindenbaum